Exhibit 4.3

ENTERPRISE PRODUCTS OPERATING LLC
AS ISSUER,
ENTERPRISE PRODUCTS PARTNERS L.P.
AS PARENT GUARANTOR,
and
WELLS FARGO BANK,
NATIONAL ASSOCIATION,
AS TRUSTEE

NINETEENTH SUPPLEMENTAL INDENTURE
Dated as of May 20, 2010
to
Indenture dated as of October 4, 2004

3.70% Senior Notes due 2015
5.20% Senior Notes due 2020
6.45% Senior Notes due 2040

TABLE OF CONTENTS

Page
ARTICLE I
THE NOTES
SECTION 1.1 Form	2
SECTION 1.2 Title, Amount and Payment of Principal and Interest	3
SECTION 1.3 Registrar and Paying Agent	5
SECTION 1.4 Transfer and Exchange	5
SECTION 1.5 Guarantee of the Notes	5
SECTION 1.6 Defeasance and Discharge	5
SECTION 1.7 Amendment to Section 4.12 of the Original Indenture	5
SECTION 1.8 Amendment to Section 4.13 of the Original Indenture	6

ARTICLE II
REDEMPTION

SECTION 2.1 Redemption	6

ARTICLE III
MISCELLANEOUS PROVISIONS

SECTION 3.1 Table of Contents, Headings, etc.	6
SECTION 3.2 Counterpart Originals	6
SECTION 3.3 Governing Law	7
SECTION 3.4 Certain Trustee Matters	7

Exhibit A	Form of Note for the 3.70% Senior Notes due 2015
Exhibit B	Form of Note for the 5.20% Senior Notes due 2020
Exhibit C	Form of Note for the 6.45% Senior Notes due 2040

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     THIS NINETEENTH SUPPLEMENTAL INDENTURE dated as of May 20, 2010, is among Enterprise Products Operating LLC, a Texas limited liability company (the “Issuer”), Enterprise Products Partners L.P., a Delaware limited partnership (the “Parent Guarantor”), and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”). Each capitalized term used but not defined in this Nineteenth Supplemental Indenture shall have the meaning assigned to such term in the Original Indenture (as defined below).
RECITALS:
     WHEREAS, Enterprise Products Operating L.P. and the Parent Guarantor have executed and delivered to the Trustee an Indenture, dated as of October 4, 2004 (the “Original Indenture”), providing for the issuance by Enterprise Products Operating L.P. from time to time of its debentures, notes, bonds or other evidences of indebtedness, issued and to be issued in one or more series unlimited as to principal amount (the “Debt Securities”), and the guarantee by each Guarantor of the Debt Securities (the “Guarantee”); and
     WHEREAS, the Issuer and the Parent Guarantor have executed and delivered to the Trustee a Tenth Supplemental Indenture, dated as of June 30, 2007, providing for the Issuer as the successor issuer (the Original Indenture together with the Tenth Supplemental Indenture, the “Base Indenture”); and
     WHEREAS, on or before the date hereof the Issuer has issued several series of Debt Securities pursuant to previous supplements to the Base Indenture; and
     WHEREAS, the Issuer has duly authorized and desires to cause to be issued pursuant to the Base Indenture and this Nineteenth Supplemental Indenture each of the following new series of Debt Securities (collectively, the “Notes”):
     (i) a series of Debt Securities in the initial aggregate principal amount of $400,000,000, which series shall be designated as the 3.70% Senior Notes due 2015;
     (ii) a series of Debt Securities in the initial aggregate principal amount of $1,000,000,000, which series shall be designated as the 5.20% Senior Notes due 2020; and
     (iii) a series of Debt Securities in the initial aggregate principal amount of $600,000,000, which series shall be designated as the 6.45% Senior Notes due 2040.
     WHEREAS, all of such Notes will be guaranteed by the Parent Guarantor as provided in Article XIV of the Original Indenture; and
     WHEREAS, the Issuer desires to cause the issuance of the Notes pursuant to Sections 2.01 and 2.03 of the Original Indenture, which sections permit the execution of indentures supplemental thereto to establish the form and terms of Debt Securities of any series; and
     WHEREAS, pursuant to Section 9.01 of the Original Indenture, the Issuer and the Parent Guarantor have requested that the Trustee join in the execution of this Nineteenth Supplemental Indenture to establish the form and terms of the Notes; and

     WHEREAS, all things necessary have been done to make the Notes, when executed by the Issuer and authenticated and delivered hereunder and under the Base Indenture and duly issued by the Issuer, and the Guarantee of the Parent Guarantor, when the Notes are duly issued by the Issuer, the valid obligations of the Issuer and the Parent Guarantor, respectively, and to make this Nineteenth Supplemental Indenture a valid agreement of the Issuer and the Parent Guarantor enforceable in accordance with its terms.
     NOW, THEREFORE, the Issuer, the Parent Guarantor and the Trustee hereby agree that the following provisions shall supplement the Base Indenture:
ARTICLE I
THE NOTES
     SECTION 1.1 Form.
          (1) The 3.70% Senior Notes due 2015 and the related Trustee’s certificate of authentication shall be substantially in the form of Exhibit A to this Nineteenth Supplemental Indenture;
          (2) the 5.20% Senior Notes due 2020 and the related Trustee’s certificate of authentication shall be substantially in the form of Exhibit B to this Nineteenth Supplemental Indenture; and
          (3) the 6.45% Senior Notes due 2040 and the related Trustee’s certificate of authentication shall be substantially in the form of Exhibit C to this Nineteenth Supplemental Indenture.
     Exhibits A through C are hereby incorporated into this Nineteenth Supplemental Indenture. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Nineteenth Supplemental Indenture and to the extent applicable, the Issuer, the Parent Guarantor and the Trustee, by their execution and delivery of this Nineteenth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.
     The Notes shall be issued only as Registered Securities. The Notes shall be issued upon original issuance in whole in the form of one or more Global Securities (the “Book-Entry Notes”). Each Book-Entry Note shall represent such of the Outstanding Notes as shall be specified therein and shall provide that it shall represent the aggregate amount of Outstanding Notes from time to time endorsed thereon and that the aggregate amount of Outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Book-Entry Note to reflect the amount, or any increase or decrease in the amount, of Outstanding Notes represented thereby shall be made by the Trustee in accordance with written instructions or such other written form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in the Book-Entry Note.
     The Issuer initially appoints The Depository Trust Company (“DTC”) to act as Depositary with respect to the Book-Entry Notes.

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     SECTION 1.2 Title, Amount and Payment of Principal and Interest.
          (1) 3.70% Senior Notes due 2015. The 3.70% Senior Notes due 2015 shall be entitled the “3.70% Senior Notes due 2015.” The Trustee shall authenticate and deliver (i) the 3.70% Senior Notes due 2015 for original issue on the date hereof (the “3.70% Original Notes”) in the aggregate principal amount of $400,000,000 and (ii) additional 3.70% Senior Notes due 2015 for original issue from time to time after the date hereof in such principal amounts as may be specified in the Company Order described in this sentence, provided that no such additional 3.70% Senior Notes due 2015 may be issued at a price that would cause such 3.70% Senior Notes due 2015 to have “original issue discount” within the meaning of the Internal Revenue Code of 1986, as amended, in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.05 of the Original Indenture. Such order shall specify the amount of the 3.70% Senior Notes due 2015 to be authenticated, the date on which the original issue of 3.70% Senior Notes due 2015 is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of 3.70% Senior Notes due 2015 that may be outstanding at any time may not exceed $400,000,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.09 of the Original Indenture).
     The principal amount of each 3.70% Senior Note due 2015 shall be payable on June 1, 2015. Each 3.70% Senior Note due 2015 shall bear interest from and including May 20, 2010, or from and including the most recent date to which interest has been paid, at the fixed rate of 3.70% per annum. The dates on which interest on the 3.70% Senior Notes due 2015 shall be payable shall be June 1 and December 1 of each year, commencing December 1, 2010, in the case of the 3.70% Original Notes (the “3.70% Interest Payment Dates”). The regular record date for interest payable on the 3.70% Senior Notes due 2015 on any 3.70% Interest Payment Date shall be May 15 or November 15 (the “3.70% Regular Record Date”), as the case may be, preceding such 3.70% Interest Payment Date.
     Payments of principal of, premium, if any, and interest due on the 3.70% Senior Notes due 2015 representing Book-Entry Notes on any 3.70% Interest Payment Date or at maturity will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day which is not a Business Day, in which case such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day. As soon as possible thereafter, the Trustee will make such payments to the Depositary.
          (2) 5.20% Senior Notes due 2020. The 5.20% Senior Notes due 2020 shall be entitled the “5.20% Senior Notes due 2020.” The Trustee shall authenticate and deliver (i) the 5.20% Senior Notes due 2020 for original issue on the date hereof (the “5.20% Original Notes”) in the aggregate principal amount of $1,000,000,000 and (ii) additional 5.20% Senior Notes due 2020 for original issue from time to time after the date hereof in such principal amounts as may be specified in the Company Order described in this sentence, provided that no such additional 5.20% Senior Notes due 2020 may be issued at a price that would cause such 5.20% Senior Notes due 2020 to have “original issue discount” within the meaning of the Internal Revenue Code of 1986, as amended, in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.05 of the Original Indenture. Such order shall specify the amount of the 5.20% Senior Notes due 2020 to be authenticated, the

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date on which the original issue of 5.20% Senior Notes due 2020 is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of 5.20% Senior Notes due 2020 that may be outstanding at any time may not exceed $1,000,000,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.09 of the Original Indenture).
     The principal amount of each 5.20% Senior Note due 2020 shall be payable on September 1, 2020. Each 5.20% Senior Note due 2020 shall bear interest from and including May 20, 2010, or from and including the most recent date to which interest has been paid, at the fixed rate of 5.20% per annum. The dates on which interest on the 5.20% Senior Notes due 2020 shall be payable shall be March 1 and September 1 of each year, commencing September 1, 2010, in the case of the 5.20% Original Notes (the “5.20% Interest Payment Dates”). The regular record date for interest payable on the 5.20% Senior Notes due 2020 on any 5.20% Interest Payment Date shall be February 15 or August 15 (the “5.20% Regular Record Date”), as the case may be, preceding such 5.20% Interest Payment Date.
     Payments of principal of, premium, if any, and interest due on the 5.20% Senior Notes due 2020 representing Book-Entry Notes on any 5.20% Interest Payment Date or at maturity will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day which is not a Business Day, in which case such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day. As soon as possible thereafter, the Trustee will make such payments to the Depositary.
          (3) 6.45% Senior Notes due 2040. The 6.45% Senior Notes due 2040 shall be entitled the “6.45% Senior Notes due 2040.” The Trustee shall authenticate and deliver (i) the 6.45% Senior Notes due 2040 for original issue on the date hereof (the “6.45% Original Notes”) in the aggregate principal amount of $600,000,000 and (ii) additional 6.45% Senior Notes due 2040 for original issue from time to time after the date hereof in such principal amounts as may be specified in the Company Order described in this sentence, provided that no such additional 6.45% Senior Notes due 2040 may be issued at a price that would cause such 6.45% Senior Notes due 2040 to have “original issue discount” within the meaning of the Internal Revenue Code of 1986, as amended, in each case upon a Company Order for the authentication and delivery thereof and satisfaction of the other provisions of Section 2.05 of the Original Indenture. Such order shall specify the amount of the 6.45% Senior Notes due 2040 to be authenticated, the date on which the original issue of 6.45% Senior Notes due 2040 is to be authenticated, and the name or names of the initial Holder or Holders. The aggregate principal amount of 6.45% Senior Notes due 2040 that may be outstanding at any time may not exceed $600,000,000 plus such additional principal amounts as may be issued and authenticated pursuant to clause (ii) of this paragraph (except as provided in Section 2.09 of the Original Indenture).
     The principal amount of each 6.45% Senior Note due 2040 shall be payable on September 1, 2040. Each 6.45% Senior Note due 2040 shall bear interest from and including May 20, 2010, or from and including the most recent date to which interest has been paid, at the fixed rate of 6.45% per annum. The dates on which interest on the 6.45% Senior Notes due 2040 shall be payable shall be March 1 and September 1 of each year, commencing September 1, 2010, in the case of the 6.45% Original Notes (the “6.45% Interest Payment Dates”). The regular record date for interest payable on the 6.45% Senior Notes due 2040 on any 6.45%

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Interest Payment Date shall be February 15 or August 15 (the “6.45% Regular Record Date”), as the case may be, preceding such 6.45% Interest Payment Date.
     Payments of principal of, premium, if any, and interest due on the 6.45% Senior Notes due 2040 representing Book-Entry Notes on any 6.45% Interest Payment Date or at maturity will be made available to the Trustee by 11:00 a.m., New York City time, on such date, unless such date falls on a day which is not a Business Day, in which case such payments will be made available to the Trustee by 11:00 a.m., New York City time, on the next Business Day. As soon as possible thereafter, the Trustee will make such payments to the Depositary.
     SECTION 1.3 Registrar and Paying Agent.
     The Issuer initially appoints the Trustee as Registrar and paying agent with respect to the Notes. The office or agency in the City and State of New York where Notes may be presented for registration of transfer or exchange and the Place of Payment for the Notes shall initially be the corporate trust office of the Trustee located at 45 Broadway, 14th Floor, New York, New York 10006.
     SECTION 1.4 Transfer and Exchange.
     The transfer and exchange of Book-Entry Notes or beneficial interests therein shall be effected through the Depositary, in accordance with Section 2.15 of the Original Indenture and the rules and procedures of the Depositary therefor.
     SECTION 1.5 Guarantee of the Notes.
     In accordance with Article XIV of the Original Indenture, the Notes will be fully, unconditionally and absolutely guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor. Initially, there will be no Subsidiary Guarantors.
     SECTION 1.6 Defeasance and Discharge.
     The Notes shall be subject to satisfaction and discharge and to both legal defeasance and covenant defeasance as contemplated by Article XI of the Original Indenture.
     SECTION 1.7 Amendment to Section 4.12 of the Original Indenture.
     The last paragraph of Section 4.12 of the Original Indenture is hereby amended and restated in relation solely to the Notes to read as follows:
     “Notwithstanding the foregoing provisions of this Section, the Parent Guarantor may, and may permit any Subsidiary to, effect any Sale/Leaseback Transaction that is not excepted by clauses (a) through (d), inclusive, of this Section, provided that the Attributable Indebtedness from such Sale/Leaseback Transaction, together with the aggregate principal amount of all other such Attributable Indebtedness deemed to be outstanding and all outstanding Indebtedness (other than the Debt Securities) secured by liens, other than Permitted Liens, upon Principal Properties or upon any capital stock of any Restricted Subsidiary, do not exceed 10% of Consolidated Net Tangible Assets.”

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     SECTION 1.8 Amendment to Section 4.13 of the Original Indenture.
     The last sentence of Section 4.13 of the Original Indenture is hereby amended and restated in relation solely to the Notes to read as follows:
     “Notwithstanding the foregoing, the Parent Guarantor may, and may permit any Subsidiary to, create, assume, incur or suffer to exist any lien, other than a Permitted Lien, upon any Principal Property or upon any capital stock of any Restricted Subsidiary to secure Indebtedness of the Parent Guarantor, the Company or any other Person (other than the Debt Securities), without in any such case making effective provision whereby all the Debt Securities Outstanding under this Indenture are secured equally and ratably with, or prior to, such Indebtedness so long as such Indebtedness is secured; provided that the aggregate principal amount of all Indebtedness then outstanding secured by such lien and all similar liens, together with the aggregate amount of Attributable Indebtedness deemed to be outstanding in respect of all Sale/Leaseback Transactions (exclusive of any such Sale/Leaseback Transactions otherwise permitted under clauses (a) through (d) of Section 4.12), does not exceed 10% of Consolidated Net Tangible Assets.”
ARTICLE II
REDEMPTION
     SECTION 2.1 Redemption.
     The Issuer shall have no obligation to redeem, purchase or repay the Notes pursuant to any mandatory redemption, sinking fund or analogous provisions or at the option of a Holder thereof. The Issuer, at its option, may redeem the Notes in accordance with the provisions of paragraph 5 of the Notes and Article III of the Original Indenture.
ARTICLE III
MISCELLANEOUS PROVISIONS
     SECTION 3.1 Table of Contents, Headings, etc.
     The table of contents and headings of the Articles and Sections of this Nineteenth Supplemental Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.
     SECTION 3.2 Counterpart Originals.
     The parties may sign any number of copies of this Nineteenth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

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     SECTION 3.3 Governing Law.
     THIS NINETEENTH SUPPLEMENTAL INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     SECTION 3.4 Certain Trustee Matters
     The recitals contained herein shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Supplemental Indenture or the Notes or the proper authorization or the due execution hereof or thereof by the Issuer.
* * *

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     IN WITNESS WHEREOF, the parties hereto have caused this Nineteenth Supplemental Indenture to be duly executed as of the day and year first above written.

ENTERPRISE PRODUCTS OPERATING LLC, as Issuer
By:	Enterprise Products OLPGP, Inc.,
its sole manager

By:	/s/ W. Randall Fowler
	Name:	W. Randall Fowler
	Title:	Executive Vice President and Chief Financial Officer

ENTERPRISE PRODUCTS PARTNERS L.P., as Parent Guarantor
By:	Enterprise Products GP, LLC,
its General Partner

By:	/s/ W. Randall Fowler
	Name:	W. Randall Fowler
	Title:	Executive Vice President and Chief Financial Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/ Patrick T. Giordano
	Name:	Patrick T. Giordano
	Title:	Vice President

Nineteenth Supplemental Indenture Signature Page

Exhibit A
FORM OF NOTE
[FACE OF SECURITY]
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*
[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*
Principal Amount
No.
$ [which amount may be
increased or decreased by the Schedule
of Increases and Decreases in Global Security attached hereto.]*
ENTERPRISE PRODUCTS OPERATING LLC
3.70% SENIOR NOTE DUE 2015
CUSIP 29379V AR4
     ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]* or its registered assigns, the principal sum of                      ($                    ) U.S. dollars, [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on June 1, 2015 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest at an annual

*	To be included in a Book-Entry Note.

rate of 3.70% payable on June 1 and December 1 of each year, to the person in whose name the Security (as defined on the reverse side of this security) is registered at the close of business on the record date for such interest, which shall be the preceding May 15 and November 15 (each, a “Regular Record Date”), respectively, payable commencing on December 1, 2010, with interest accruing from and including May 20, 2010, or from and including the most recent date to which interest shall have been paid.
     Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
     The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.
     This Security is issued in respect of a series of Debt Securities of an initial aggregate of $400,000,000 in principal amount designated as the 3.70% Senior Notes due 2015 of the Company and is governed by the Indenture dated as of October 4, 2004 (the “Original Indenture”), duly executed and delivered by the Company, as issuer, and Enterprise Products Partners L.P., as parent guarantor (the “Parent Guarantor”), to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for the Company as the successor issuer (the “Tenth Supplemental Indenture”), and the Nineteenth Supplemental Indenture dated as of May 20, 2010, duly executed by the Company, the Parent Guarantor and the Trustee (the “Nineteenth Supplemental Indenture”, and together with the Original Indenture and the Tenth Supplemental Indenture, the “Indenture”). The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.
     If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.
     The Company hereby irrevocably undertakes to the Holder hereof to exchange this Security in accordance with the terms of the Indenture without charge.
     This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its sole manager.
Dated: May 20, 2010

ENTERPRISE PRODUCTS OPERATING LLC

By:	Enterprise Products OLPGP, Inc.,
its sole manager

By:

Name: W. Randall Fowler
Title: Executive Vice President and Chief
Financial Officer
TRUSTEE’S CERTIFICATE OF AUTHENTICATION:
     This is one of the Debt Securities of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Trustee

By:

Authorized Signatory

[REVERSE OF SECURITY]
ENTERPRISE PRODUCTS OPERATING LLC
3.70% SENIOR NOTE DUE 2015
     This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Parent Guarantor and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 3.70% Senior Notes due 2015 of the Company, in initial aggregate principal amount of $400,000,000 (the “Securities”).
1. Interest.
     The Company promises to pay interest on the principal amount of this Security at the rate of 3.70% per annum.
     The Company will pay interest semi-annually on June 1 and December 1 of each year (each an “Interest Payment Date”), commencing December 1, 2010. Interest on the Securities will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from and including May 20, 2010. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.
2. Method of Payment.
     The Company shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Company shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Company maintained for such purpose within The City of New York, which initially will be the corporate trust office of Wells Fargo Bank, National Association at 45 Broadway, 14th Floor, New York, New York 10006, or, at the option of the Company, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the Debt Security Register of Holders or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the paying agent. The Holder must surrender this Security to a paying agent to collect payment of principal.
3. Paying Agent and Registrar.
     Initially, Wells Fargo Bank, National Association will act as paying agent and Registrar. The Company may change any paying agent or Registrar at any time upon notice to the Trustee and the Holders. The Company may act as paying agent.
4. Indenture.
     This Security is one of a duly authorized issue of Debt Securities of the Company issued and to be issued in one or more series under the Indenture.
     Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Original Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Original Indenture, and those terms stated in the Nineteenth Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Original Indenture, the Nineteenth Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Company limited to an initial aggregate principal amount of $400,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the Nineteenth Supplemental Indenture.
5. Optional Redemption.
     The Securities are redeemable, at the option of the Company, at any time in whole, or from time to time in part, at a redemption price (the “Make-Whole Price”) equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the redemption price) on the Securities to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 25 basis points; plus, in either case, accrued interest to the Redemption Date.
     The actual Make-Whole Price, calculated as provided above, shall be calculated and certified to the Trustee and the Company by the Independent Investment Banker. For purposes of determining the Make-Whole Price, the following definitions are applicable:

     “Treasury Yield” means, with respect to any Redemption Date applicable to the Securities, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of the Securities to be redeemed; provided, however, that if no maturity is within three months before or after the maturity date for the Securities, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the treasury rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.
     “Independent Investment Banker” means any of Citigroup Global Markets Inc., Mizuho Securities USA Inc., RBS Securities Inc., Scotia Capital (USA) Inc., SunTrust Robison Humphrey, Inc., Wells Fargo Securities, LLC and their respective successors, or, if no such firm is willing and able to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than six Reference Treasury Dealer Quotations, the average of all such quotations.
     “Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Mizuho Securities USA Inc, RBS Securities Inc., a Primary Treasury Dealer selected by Scotia Capital (USA) Inc., a Primary Treasury Dealer selected by SunTrust Robinson Humphrey, Inc., and a Primary Treasury Dealer selected by Wells Fargo Securities, LLC, and their respective successors (each, a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities, an average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
     Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

     Securities called for optional redemption become due on the Redemption Date. Notices of optional redemption will be mailed at least 30 but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at its registered address. The notice of optional redemption for the Securities will state, among other things, the amount of Securities to be redeemed, the Redemption Date, the method of calculating such redemption price and the place(s) that payment will be made upon presentation and surrender of Securities to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on the Redemption Date with respect to any Securities that have been called for optional redemption. If less than all the Securities are redeemed at any time, the Trustee will select the Securities to be redeemed on a pro rata basis or by any other method the Trustee deems fair and appropriate.
     The Securities may be redeemed in part in multiplies of $1,000 only. Any such redemption will also comply with Article III of the Indenture.
6. Denominations; Transfer; Exchange.
     The Securities are to be issued in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.
7. Person Deemed Owners.
     The registered Holder of a Security may be treated as the owner of it for all purposes.
8. Amendment; Supplement; Waiver.
     Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.
9. Defaults and Remedies.
     Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then Outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities.
10. Trustee Dealings with Company.
     The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.
11. Authentication.
     This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.
12. Abbreviations and Defined Terms.
     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).
13. CUSIP Numbers.
     Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.
14. Absolute Obligation.
     No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.
15. No Recourse.
     The general partner of the Parent Guarantor and its directors, officers, employees and members, as such, shall have no liability for any obligations of any Guarantor or the Issuer under the Securities, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting the Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.
16. Governing Law.
     This Security shall be construed in accordance with and governed by the laws of the State of New York.
17. Guarantee.
     The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor as set forth in Article XIV of the Indenture, as noted in the Notation of Guarantee to this Security, and under certain circumstances set forth in the Original Indenture one or more Subsidiaries of the Parent Guarantor may be required to join in such guarantee.
18. Reliance.
     The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of Parent Guarantor and the general partner of Parent Guarantor from each other and from any other Persons, including Enterprise Products Company (formerly EPCO, Inc.), and (ii) Parent Guarantor and the general partner of Parent Guarantor have assets and liabilities that are separate from those of other Persons, including Enterprise Products Company.

NOTATION OF GUARANTEE
     The Parent Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.
     The obligations of the Parent Guarantor to the Holders of Securities and to the Trustee pursuant to its Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	Enterprise Products GP, LLC,
its General Partner

By:

	Name:	W. Randall Fowler
	Title:	Executive Vice President and Chief
Financial Officer

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —
(Cust.)

TEN ENT	—	as tenants by entireties	Custodian for:

(Minor)
under Uniform Gifts to
JT TEN	—	as joint tenants with right of survivorship and not as	Minors Act of
		tenants in common		(State)
     Additional abbreviations may also be used though not in the above list.

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated

Registered Holder

SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY*
     The following increases or decreases in this Global Security have been made:

		Amount of	Principal Amount of
	Amount of Decrease	Increase in	this Global	Signature of
	in Principal	Principal Amount of	Security following	authorized officer
	Amount of this	this	such decrease	of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Depositary

*	To be included in a Book-Entry Note.

Exhibit B
FORM OF NOTE
[FACE OF SECURITY]
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*
[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*
Principal Amount
No.
$ [which amount may be
increased or decreased by the Schedule
of Increases and Decreases in Global Security attached hereto.]*
ENTERPRISE PRODUCTS OPERATING LLC
5.20% SENIOR NOTE DUE 2020
CUSIP 29379V AP8
     ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]* or its registered assigns, the principal sum of ______($______) U.S. dollars, [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on September 1, 2020 in such coin and currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest at

*	To be included in a Book-Entry Note.

an annual rate of 5.20% payable on March 1 and September 1 of each year, to the person in whose name the Security (as defined on the reverse side of this security) is registered at the close of business on the record date for such interest, which shall be the preceding February 15 and August 15 (each, a “Regular Record Date”), respectively, payable commencing on September 1, 2010, with interest accruing from and including May 20, 2010, or from and including the most recent date to which interest shall have been paid.
     Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
     The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.
     This Security is issued in respect of a series of Debt Securities of an initial aggregate of $1,000,000,000 in principal amount designated as the 5.20% Senior Notes due 2020 of the Company and is governed by the Indenture dated as of October 4, 2004 (the “Original Indenture”), duly executed and delivered by the Company, as issuer, and Enterprise Products Partners L.P., as parent guarantor (the “Parent Guarantor”), to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for the Company as the successor issuer (the “Tenth Supplemental Indenture”), and the Nineteenth Supplemental Indenture dated as of May 20, 2010, duly executed by the Company, the Parent Guarantor and the Trustee (the “Nineteenth Supplemental Indenture”, and together with the Original Indenture and the Tenth Supplemental Indenture, the “Indenture”). The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.
     If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.
     The Company hereby irrevocably undertakes to the Holder hereof to exchange this Security in accordance with the terms of the Indenture without charge.
     This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its sole manager.
Dated: May 20, 2010

ENTERPRISE PRODUCTS OPERATING LLC
By:	Enterprise Products OLPGP, Inc.,
its sole manager

By:
	Name:	W. Randall Fowler
	Title:	Executive Vice President and Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:
     This is one of the Debt Securities of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signatory

[REVERSE OF SECURITY]
ENTERPRISE PRODUCTS OPERATING LLC
5.20% SENIOR NOTE DUE 2020
     This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Parent Guarantor and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 5.20% Senior Notes due 2020 of the Company, in initial aggregate principal amount of $1,000,000,000 (the “Securities”).
1. Interest.
     The Company promises to pay interest on the principal amount of this Security at the rate of 5.20% per annum.
     The Company will pay interest semi-annually on March 1 and September 1 of each year (each an “Interest Payment Date”), commencing September 1, 2010. Interest on the Securities will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from and including May 20, 2010. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.
2. Method of Payment.
     The Company shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Company shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Company maintained for such purpose within The City of New York, which initially will be the corporate trust office of Wells Fargo Bank, National Association at 45 Broadway, 14th Floor, New York, New York 10006, or, at the option of the Company, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the Debt Security Register of Holders or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the paying agent. The Holder must surrender this Security to a paying agent to collect payment of principal.
3. Paying Agent and Registrar.
     Initially, Wells Fargo Bank, National Association will act as paying agent and Registrar. The Company may change any paying agent or Registrar at any time upon notice to the Trustee and the Holders. The Company may act as paying agent.
4. Indenture.
     This Security is one of a duly authorized issue of Debt Securities of the Company issued and to be issued in one or more series under the Indenture.
     Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Original Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Original Indenture, and those terms stated in the Nineteenth Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Original Indenture, the Nineteenth Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Company limited to an initial aggregate principal amount of $1,000,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the Nineteenth Supplemental Indenture.
5. Optional Redemption.
     The Securities are redeemable, at the option of the Company, at any time in whole, or from time to time in part, at a redemption price (the “Make-Whole Price”) equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the redemption price) on the Securities to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 30 basis points; plus, in either case, accrued interest to the Redemption Date.
     The actual Make-Whole Price, calculated as provided above, shall be calculated and certified to the Trustee and the Company by the Independent Investment Banker. For purposes of determining the Make-Whole Price, the following definitions are applicable:

     “Treasury Yield” means, with respect to any Redemption Date applicable to the Securities, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of the Securities to be redeemed; provided, however, that if no maturity is within three months before or after the maturity date for the Securities, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the treasury rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.
     “Independent Investment Banker” means any of Citigroup Global Markets Inc., Mizuho Securities USA Inc., RBS Securities Inc., Scotia Capital (USA) Inc., SunTrust Robison Humphrey, Inc., Wells Fargo Securities, LLC and their respective successors, or, if no such firm is willing and able to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than six Reference Treasury Dealer Quotations, the average of all such quotations.
     “Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Mizuho Securities USA Inc, RBS Securities Inc., a Primary Treasury Dealer selected by Scotia Capital (USA) Inc., a Primary Treasury Dealer selected by SunTrust Robinson Humphrey, Inc., and a Primary Treasury Dealer selected by Wells Fargo Securities, LLC, and their respective successors (each, a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities, an average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
     Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

     Securities called for optional redemption become due on the Redemption Date. Notices of optional redemption will be mailed at least 30 but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at its registered address. The notice of optional redemption for the Securities will state, among other things, the amount of Securities to be redeemed, the Redemption Date, the method of calculating such redemption price and the place(s) that payment will be made upon presentation and surrender of Securities to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on the Redemption Date with respect to any Securities that have been called for optional redemption. If less than all the Securities are redeemed at any time, the Trustee will select the Securities to be redeemed on a pro rata basis or by any other method the Trustee deems fair and appropriate.
     The Securities may be redeemed in part in multiplies of $1,000 only. Any such redemption will also comply with Article III of the Indenture.
6. Denominations; Transfer; Exchange.
     The Securities are to be issued in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.
7. Person Deemed Owners.
     The registered Holder of a Security may be treated as the owner of it for all purposes.
8. Amendment; Supplement; Waiver.
     Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.
9. Defaults and Remedies.
     Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then Outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities.
10. Trustee Dealings with Company.
     The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.
11. Authentication.
     This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.
12. Abbreviations and Defined Terms.
     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).
13. CUSIP Numbers.
     Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.
14. Absolute Obligation.
     No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.
15. No Recourse.
     The General Partner and the general partner of the Parent Guarantor and their respective directors, officers, employees and members, as such, shall have no liability for any obligations of any Guarantor or the Issuer under the Securities, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting the Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.
16. Governing Law.
     This Security shall be construed in accordance with and governed by the laws of the State of New York.
17. Guarantee.
     The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor as set forth in Article XIV of the Indenture, as noted in the Notation of Guarantee to this Security, and under certain circumstances set forth in the Original Indenture one or more Subsidiaries of the Parent Guarantor may be required to join in such guarantee.
18. Reliance.
     The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of Parent Guarantor and the general partner of Parent Guarantor from each other and from any other Persons, including Enterprise Products Company (formerly EPCO, Inc.), and (ii) Parent Guarantor and the general partner of Parent Guarantor have assets and liabilities that are separate from those of other Persons, including Enterprise Products Company.

NOTATION OF GUARANTEE
     The Parent Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.
     The obligations of the Parent Guarantor to the Holders of Securities and to the Trustee pursuant to its Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

ENTERPRISE PRODUCTS PARTNERS L.P.

By:	Enterprise Products GP, LLC, its General Partner

By:
	Name:	W. Randall Fowler
	Title:	Executive Vice President and Chief Financial Officer

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	— as tenants in common	UNIF GIFT MIN ACT —

(Cust.)

TEN ENT	— as tenants by entireties	Custodian for:

(Minor)
under Uniform Gifts to
JT TEN	— as joint tenants with right of survivorship and not as tenants in common	Minors Act of
(State)
     Additional abbreviations may also be used though not in the above list.

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated

Registered Holder

SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY*
     The following increases or decreases in this Global Security have been made:

		Amount of	Principal Amount of
	Amount of Decrease	Increase in	this Global	Signature of
	in Principal	Principal Amount of	Security following	authorized officer
	Amount of this	this	such decrease	of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Depositary

*	To be included in a Book-Entry Note.

Exhibit C
FORM OF NOTE
[FACE OF SECURITY]
[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK 10041) TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS MAY BE REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]*
[TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO HEREIN.]*
Principal Amount
No. ___
$ [which amount may be
increased or decreased by the Schedule
of Increases and Decreases in Global Security attached hereto.]*
ENTERPRISE PRODUCTS OPERATING LLC
6.45% SENIOR NOTE DUE 2040
CUSIP 29379V AQ6
     ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (the “Company,” which term includes any successor under the Indenture hereinafter referred to), for value received, hereby promises to pay to [Cede & Co.]* or its registered assigns, the principal sum of                                          ($                    ) U.S. dollars, [or such greater or lesser principal sum as is shown on the attached Schedule of Increases and Decreases in Global Security]*, on September 1, 2040 in such coin and currency of the United States of America as at the time of

*	To be included in a Book-Entry Note.

payment shall be legal tender for the payment of public and private debts, and to pay interest at an annual rate of 6.45% payable on March 1 and September 1 of each year, to the person in whose name the Security (as defined on the reverse side of this security) is registered at the close of business on the record date for such interest, which shall be the preceding February 15 and August 15 (each, a “Regular Record Date”), respectively, payable commencing on September 1, 2010, with interest accruing from and including May 20, 2010, or from and including the most recent date to which interest shall have been paid.
     Reference is made to the further provisions of this Security set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.
     The statements in the legends set forth in this Security are an integral part of the terms of this Security and by acceptance hereof the Holder of this Security agrees to be subject to, and bound by, the terms and provisions set forth in each such legend.
     This Security is issued in respect of a series of Debt Securities of an initial aggregate of $600,000,000 in principal amount designated as the 6.45% Senior Notes due 2040 of the Company and is governed by the Indenture dated as of October 4, 2004 (the “Original Indenture”), duly executed and delivered by the Company, as issuer, and Enterprise Products Partners L.P., as parent guarantor (the “Parent Guarantor”), to Wells Fargo Bank, National Association, as trustee (the “Trustee”), as amended by the Tenth Supplemental Indenture, dated as of June 30, 2007, providing for the Company as the successor issuer (the “Tenth Supplemental Indenture”), and the Nineteenth Supplemental Indenture dated as of May 20, 2010, duly executed by the Company, the Parent Guarantor and the Trustee (the “Nineteenth Supplemental Indenture”, and together with the Original Indenture and the Tenth Supplemental Indenture, the “Indenture”). The terms of the Indenture are incorporated herein by reference. This Security shall in all respects be entitled to the same benefits as definitive Debt Securities under the Indenture.
     If and to the extent any provision of the Indenture limits, qualifies or conflicts with any other provision of the Indenture that is required to be included in the Indenture or is deemed applicable to the Indenture by virtue of the provisions of the Trust Indenture Act of 1939, as amended (the “TIA”), such required provision shall control.
     The Company hereby irrevocably undertakes to the Holder hereof to exchange this Security in accordance with the terms of the Indenture without charge.
     This Security shall not be valid or become obligatory for any purpose until the Trustee’s Certificate of Authentication hereon shall have been manually signed by the Trustee under the Indenture.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by its sole manager.
Dated: May 20, 2010

ENTERPRISE PRODUCTS OPERATING LLC
By:	Enterprise Products OLPGP, Inc.,
its sole manager

By:
	Name:	W. Randall Fowler
	Title:	Executive Vice President and Chief Financial Officer

TRUSTEE’S CERTIFICATE OF AUTHENTICATION:
     This is one of the Debt Securities of the series designated herein referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:
Authorized Signatory

[REVERSE OF SECURITY]
ENTERPRISE PRODUCTS OPERATING LLC
6.45% SENIOR NOTE DUE 2040
     This Security is one of a duly authorized issue of debentures, notes or other evidences of indebtedness of the Company (the “Debt Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to the Indenture, to which Indenture reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company, the Parent Guarantor and the Holders of the Debt Securities. The Debt Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as provided in the Indenture. This Security is one of a series designated as the 6.45% Senior Notes due 2040 of the Company, in initial aggregate principal amount of $600,000,000 (the “Securities”).
1. Interest.
     The Company promises to pay interest on the principal amount of this Security at the rate of 6.45% per annum.
     The Company will pay interest semi-annually on March 1 and September 1 of each year (each an “Interest Payment Date”), commencing September 1, 2010. Interest on the Securities will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from and including May 20, 2010. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Company shall pay interest (including post-petition interest in any proceeding under any applicable bankruptcy laws) on overdue installments of interest (without regard to any applicable grace period) and on overdue principal and premium, if any, from time to time on demand at the same rate per annum, in each case to the extent lawful.
2. Method of Payment.
     The Company shall pay interest on the Securities (except Defaulted Interest) to the persons who are the registered Holders at the close of business on the Regular Record Date immediately preceding the Interest Payment Date. Any such interest not so punctually paid or duly provided for (“Defaulted Interest”) may be paid to the persons who are registered Holders at the close of business on a special record date for the payment of such Defaulted Interest, or in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may then be listed if such manner of payment shall be deemed practicable by the Trustee, as more fully provided in the Indenture. The Company shall pay principal, premium, if any, and interest in such coin or currency of the United States of America as at the time of payment shall be legal tender for payment of public and private debts. Payments in respect of a Global Security (including principal, premium, if any, and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary. Payments in respect of Securities in definitive form (including principal, premium, if any, and interest) will be made at the office or agency of the Company maintained for such purpose within The City of New York, which initially will be the corporate trust office of Wells Fargo Bank, National Association at 45 Broadway, 14th Floor, New York, New York 10006, or, at the option of the Company, payment of interest may be made by check mailed to the Holders on the relevant record date at their addresses set forth in the Debt Security Register of Holders or at the option of the Holder, payment of interest on Securities in definitive form will be made by wire transfer of immediately available funds to any account maintained in the United States, provided such Holder has requested such method of payment and provided timely wire transfer instructions to the paying agent. The Holder must surrender this Security to a paying agent to collect payment of principal.
3. Paying Agent and Registrar.
     Initially, Wells Fargo Bank, National Association will act as paying agent and Registrar. The Company may change any paying agent or Registrar at any time upon notice to the Trustee and the Holders. The Company may act as paying agent.
4. Indenture.
     This Security is one of a duly authorized issue of Debt Securities of the Company issued and to be issued in one or more series under the Indenture.
     Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The terms of the Securities include those stated in the Original Indenture, those made part of the Indenture by reference to the TIA, as in effect on the date of the Original Indenture, and those terms stated in the Nineteenth Supplemental Indenture. The Securities are subject to all such terms, and Holders of Securities are referred to the Original Indenture, the Nineteenth Supplemental Indenture and the TIA for a statement of them. The Securities of this series are general unsecured obligations of the Company limited to an initial aggregate principal amount of $600,000,000; provided, however, that the authorized aggregate principal amount of such series may be increased from time to time as provided in the Nineteenth Supplemental Indenture.
5. Optional Redemption.
     The Securities are redeemable, at the option of the Company, at any time in whole, or from time to time in part, at a redemption price (the “Make-Whole Price”) equal to the greater of: (i) 100% of the principal amount of the Securities to be redeemed; or (ii) the sum of the present values of the remaining scheduled payments of principal and interest (at the rate in effect on the date of calculation of the redemption price) on the Securities to be redeemed (exclusive of interest accrued to the Redemption Date) discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Yield plus 35 basis points; plus, in either case, accrued interest to the Redemption Date.
     The actual Make-Whole Price, calculated as provided above, shall be calculated and certified to the Trustee and the Company by the Independent Investment Banker. For purposes of determining the Make-Whole Price, the following definitions are applicable:

     “Treasury Yield” means, with respect to any Redemption Date applicable to the Securities, the rate per annum equal to the semi-annual equivalent yield to maturity (computed as of the third Business Day immediately preceding such Redemption Date) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the applicable Comparable Treasury Price for the Redemption Date.
     “Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of the Securities to be redeemed; provided, however, that if no maturity is within three months before or after the maturity date for the Securities, yields for the two published maturities most closely corresponding to such United States Treasury security will be determined and the treasury rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month.
     “Independent Investment Banker” means any of Citigroup Global Markets Inc., Mizuho Securities USA Inc., RBS Securities Inc., Scotia Capital (USA) Inc., SunTrust Robison Humphrey, Inc., Wells Fargo Securities, LLC and their respective successors, or, if no such firm is willing and able to select the applicable Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee and reasonably acceptable to the Company.
     “Comparable Treasury Price” means, with respect to any Redemption Date, (a) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (b) if the Independent Investment Banker obtains fewer than six Reference Treasury Dealer Quotations, the average of all such quotations.
     “Reference Treasury Dealer” means each of Citigroup Global Markets Inc., Mizuho Securities USA Inc, RBS Securities Inc., a Primary Treasury Dealer selected by Scotia Capital (USA) Inc., a Primary Treasury Dealer selected by SunTrust Robinson Humphrey, Inc., and a Primary Treasury Dealer selected by Wells Fargo Securities, LLC, and their respective successors (each, a “Primary Treasury Dealer”); provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any Redemption Date for the Securities, an average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue for the Securities (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.
     Except as set forth above, the Securities will not be redeemable prior to their Stated Maturity and will not be entitled to the benefit of any sinking fund.

     Securities called for optional redemption become due on the Redemption Date. Notices of optional redemption will be mailed at least 30 but not more than 60 days before the Redemption Date to each Holder of the Securities to be redeemed at its registered address. The notice of optional redemption for the Securities will state, among other things, the amount of Securities to be redeemed, the Redemption Date, the method of calculating such redemption price and the place(s) that payment will be made upon presentation and surrender of Securities to be redeemed. Unless the Company defaults in payment of the redemption price, interest will cease to accrue on the Redemption Date with respect to any Securities that have been called for optional redemption. If less than all the Securities are redeemed at any time, the Trustee will select the Securities to be redeemed on a pro rata basis or by any other method the Trustee deems fair and appropriate.
     The Securities may be redeemed in part in multiplies of $1,000 only. Any such redemption will also comply with Article III of the Indenture.
6. Denominations; Transfer; Exchange.
     The Securities are to be issued in registered form, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. A Holder may register the transfer of, or exchange, Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture.
7. Person Deemed Owners.
     The registered Holder of a Security may be treated as the owner of it for all purposes.
8. Amendment; Supplement; Waiver.
     Subject to certain exceptions, the Indenture may be amended or supplemented, and any existing Event of Default or compliance with any provision may be waived, with the consent of the Holders of a majority in principal amount of the Outstanding Debt Securities of each series affected. Without consent of any Holder of a Security, the parties thereto may amend or supplement the Indenture to, among other things, cure any ambiguity or omission, to correct any defect or inconsistency, or to make any other change that does not adversely affect the rights of any Holder of a Security. Any such consent or waiver by the Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and any Securities which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Security or such other Securities.
9. Defaults and Remedies.
     Certain events of bankruptcy or insolvency are Events of Default that will result in the principal amount of the Securities, together with premium, if any, and accrued and unpaid interest thereon, becoming due and payable immediately upon the occurrence of such Events of Default. If any other Event of Default with respect to the Securities occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in aggregate principal amount of the Securities then Outstanding may declare the principal amount of all the Securities, together with premium, if any, and accrued and unpaid interest thereon, to be due and payable immediately in the manner and with the effect provided in the Indenture. Notwithstanding the preceding sentence, however, if at any time after such a declaration of acceleration has been made, the Holders of a majority in principal amount of the Outstanding Securities, by written notice to the Trustee, may rescind such declaration and annul its consequences if the rescission would not conflict with any judgment or decree of a court already rendered and if all Events of Default with respect to the Securities, other than the nonpayment of the principal, premium, if any, or interest which has become due solely by such declaration acceleration, shall have been cured or shall have been waived. No such rescission shall affect any subsequent default or shall impair any right consequent thereon. Holders of Securities may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity or security satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities then Outstanding may direct the Trustee in its exercise of any trust or power with respect to the Securities.
10. Trustee Dealings with Company.
     The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates or any subsidiary of the Company’s Affiliates, and may otherwise deal with the Company or its Affiliates as if it were not the Trustee.
11. Authentication.
     This Security shall not be valid until the Trustee signs the certificate of authentication on the other side of this Security.
12. Abbreviations and Defined Terms.
     Customary abbreviations may be used in the name of a Holder of a Security or an assignee, such as: TEN COM (tenant in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (Custodian), and U/G/M/A (Uniform Gifts to Minors Act).
13. CUSIP Numbers.
     Pursuant to a recommendation promulgated by the Committee on Uniform Note Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such number as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.
14. Absolute Obligation.
     No reference herein to the Indenture and no provision of this Security or the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.
15. No Recourse.
     The General Partner and the general partner of the Parent Guarantor and their respective directors, officers, employees and members, as such, shall have no liability for any obligations of any Guarantor or the Issuer under the Securities, the Indenture or any Guarantee or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting the Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities.
16. Governing Law.
     This Security shall be construed in accordance with and governed by the laws of the State of New York.
17. Guarantee.
     The Securities are fully and unconditionally guaranteed on an unsecured, unsubordinated basis by the Parent Guarantor as set forth in Article XIV of the Indenture, as noted in the Notation of Guarantee to this Security, and under certain circumstances set forth in the Original Indenture one or more Subsidiaries of the Parent Guarantor may be required to join in such guarantee.
18. Reliance.
     The Holder, by accepting this Security, acknowledges and affirms that (i) it has purchased the Security in reliance upon the separateness of Parent Guarantor and the general partner of Parent Guarantor from each other and from any other Persons, including Enterprise Products Company (formerly EPCO, Inc.), and (ii) Parent Guarantor and the general partner of Parent Guarantor have assets and liabilities that are separate from those of other Persons, including Enterprise Products Company.

NOTATION OF GUARANTEE
     The Parent Guarantor (which term includes any successor Person under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and all other amounts due and payable under the Indenture and the Securities by the Company.
     The obligations of the Parent Guarantor to the Holders of Securities and to the Trustee pursuant to its Guarantee and the Indenture are expressly set forth in Article XIV of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

ENTERPRISE PRODUCTS PARTNERS L.P. By: Enterprise Products GP, LLC, its General Partner
By:
	Name:	W. Randall Fowler
	Title:	Executive Vice President and Chief Financial Officer

ABBREVIATIONS
     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT –
(Cust.)

TEN ENT	–	as tenants by entireties	Custodian for:
(Minor)
under Uniform Gifts to
JT TEN	–	as joint tenants with right of survivorship and not as tenants in common	Minors Act of
(State)
     Additional abbreviations may also be used though not in the above list.

ASSIGNMENT
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

Please print or type name and address including postal zip code of assignee the within Security and all rights thereunder, hereby irrevocably constituting and appointing to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated

Registered Holder

SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY*
     The following increases or decreases in this Global Security have been made:

		Amount of	Principal Amount of
	Amount of Decrease	Increase in	this Global	Signature of
	in Principal	Principal Amount of	Security following	authorized officer
	Amount of this	this	such decrease	of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Depositary

*	To be included in a Book-Entry Note.